_________________________________________________________________
          _________________________________________________________________



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     FORM 8-K/A

                                  (Amendment No. 1)

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported):  May 8, 1995


                                POLYPHASE CORPORATION
          _________________________________________________________________
                (Exact name of registrant as specified in its charter)



          Nevada                   1-9083                   23-2708876
          (State or other     (Commission File Number)      (IRS Employer
          jurisdiction of                                   Identification
          incorporation)                                    No.)

          16885 Dallas Parkway, Dallas, Texas              75248
          _________________________________________________________________
          (Address of principal executive offices)          (Zip Code)


          Registrant's telephone number, including area code:(214) 732-0010


                                   (Not Applicable)
          _________________________________________________________________
          (Former name or former address, if changed since last report)

          _________________________________________________________________
          _________________________________________________________________
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
          Item 7.  Financial Statements and Exhibits

          (a)  Financial Statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               16 Statement from Price Waterhouse LLP regarding change in certifying accountant

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             POLYPHASE CORPORATION


          Date:  May 18, 1995                By:
                                                  William E. Shatley
                                                  Senior Vice President

                                  INDEX TO EXHIBITS


              Exhibit
                No.                Exhibit

               16 Statement from Price Waterhouse LLP regarding change in certifying accountant